                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-05655

                         SCUDDER MUNICIPAL INCOME TRUST
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                             222 S. RIVERSIDE PLAZA
                               CHICAGO, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                            --------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Municipal Income Trust

Semiannual Report to Shareholders

May 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Dividend Reinvestment Plan

<Click Here> Investment Products

<Click Here> Additional Information

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2003

Average Annual Total Returns
Scudder Municipal Income Trust	6-Month*	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	9.81%	15.60%	13.80%	7.95%	7.42%
Based on Market Price	15.60%	18.01%	11.64%	5.12%	7.09%
Lehman Brothers Municipal Bond Index+	6.46%	10.36%	9.64%	6.47%	6.60%

* Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 5/31/03	As of 11/30/02
Net Asset Value	$ 12.93	$ 12.18
Market Price	$ 12.36	$ 11.06

Distribution Information
Six Months: Income Dividends (common shareholders)	$ .39
Capital Gains Distributions (common shareholders)	$ .01
May Income Dividend (common shareholders)	$ .065
Current Annualized Distribution Rate (based on Net Asset Value)++	6.03%
Current Annualized Distribution Rate (based on Market Price)++	6.31%
Tax Equivalent Distribution Rate (based on Net Asset Value)++	9.28%
Tax Equivalent Distribution Rate (based on Market Price)++	9.71%

Notes to Performance Summary

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical and will fluctuate.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Portfolio Management Review

Philip G. Condon and Eleanor R. Brennan serve as co-lead portfolio managers of Scudder Municipal Income Trust. In the following interview, Scudder's municipal bond team discusses the Trust's performance and the recent market environment.

Q: Will you describe the general market environment during the six-month period ended May 31, 2003?

A: The last six months have been encouraging for bonds. Overall, the bond market delivered positive returns and outpaced stocks. The Lehman Brothers Aggregate Bond Index1 gained 6.29%, and the S&P 500 index2 rose 3.87%. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index3, rose 6.46%. In general, on a pre-tax basis, municipal bonds lagged government bonds, while corporate bonds tended to outperform both municipal and taxable government issues.

1 Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
2 The S&P 500 index is an unmanaged index, widely regarded as representative of the equity market in general.
3 The Lehman Brothers Municipal Bond Index is a broad-based total return index comprised of more than 6,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.

While the six-month period began with investors concerned about the sluggish US economy, weak corporate earnings, the war with Iraq and the possibility of terrorist attacks, these worries abated somewhat later in the period. Throughout the period, demand for municipal bonds remained strong among individual and institutional buyers. At the same time, the introduction of new municipal bonds continued to be heavy, as states issued more debt to make up for revenue shortfalls and also refinanced old debt at new, lower rates.

In December 2002, stocks and lower-quality bonds remained fairly solid on the heels of the Federal Reserve Board's decision to lower the federal funds rate4 by 50 basis points on November 6. At the same time, municipal bond prices lagged, as the interest rate cut shifted investor interest in stocks and lower-quality, higher-yielding bonds. However, in January and February, worries about a war with Iraq and terrorist attacks heightened once again. Additionally, the Federal Reserve Board's decision at its January meeting to keep interest rates unchanged - while noting a neutral bias for the economy - did little to propel the market forward. Amid such concerns, investors once again favored Treasury and municipal bonds, driving their prices higher. Prices on most stocks and bonds became more volatile in March as the war with Iraq began. Toward the end of the period, as the war drew to an end and some - although not all - economic indicators appeared to be improving, stocks, corporate bonds and high-yield issues rallied once again.

4 The federal funds rate is the rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

Q: How did municipal bond yields react during the period?

A: For the period, municipal bond yields declined, though not as much as Treasury bond yields. At the same time, the municipal-bond yield curve steepened, as intermediate-term municipal bond yields declined more than shorter-term yields. (The yield curve illustrates the relationship between the yield on bonds of the same credit quality but different maturities.) A steepening of the curve means that the difference in yields between longer-term and shorter-term maturities increases.

Municipal bond yield curve (as of 11/29/02 and 5/31/03) (7-day yield)

Source: Deutsche Asset Management

This chart is not intended to represent the yield of any Scudder fund. Past performance is no guarantee of future results.

Q: How did Scudder Municipal Income Trust perform during the six-month period ended May 31, 2003?

A: Scudder Municipal Income Trust delivered strong absolute and relative results during the period. On a market price basis, the Trust rose 15.60% during the period. For the semiannual year ended May 31, 2003, the Trust gained 9.81% on a net asset value basis versus the 9.31% return of its average peer in the closed-end Lipper General Municipal Debt Funds category5. The unmanaged Lehman Brothers Municipal Bond Index gained 6.46% during the period.

5 As defined by Lipper, general municipal debt funds are those that invest at least 65% of their assets in municipal debt issues in the top 4 credit ratings. Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper Inc. as falling into the category indicated.

Moreover, the Trust's longer term results are strong. The Trust ranked 14, 6, 1 and 5 in each of the one-, three-, five- and 10-year periods, respectively, as of May 31, 2003. For each of these time periods, there were 58, 51, 48 and 40 funds, respectively, in the Lipper General Municipal Debt Funds category for closed-end funds. (Past performance is no guarantee of future results.)

Q: How was the Trust positioned and how did this positioning contribute to its performance?

A: During the period, interest rates remained at historical lows, with the Federal Reserve Board keeping the federal funds rate unchanged at 1.25% for the entire period. With interest rates so low, the Trust benefited from the attractive rates afforded to it through its preferred shares, thus optimizing the return to investors.

The Trust's performance also benefited from our strong credit selection and bonds with premium coupon structures. We continue to focus our purchases on issues with maturities between 15 and 20 years, while keeping the fund's duration neutral. As a result, we believe the Trust is well positioned as the yield curve normalizes toward its average historical steepness.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2003

Portfolio Composition	5/31/03	11/30/02

Revenue Bonds	67%	73%
US Government Secured	16%	8%
General Obligation Bonds	13%	14%
Lease Obligations	4%	5%
	100%	100%

Quality	5/31/03	11/30/02

AAA	74%	71%
AA	4%	7%
A	10%	10%
BBB	9%	9%
BB	1%	1%
Not Rated	2%	2%
	100%	100%

Interest Rate Sensitivity	5/31/03	11/30/02

Average Maturity	7.7 years	9.1 years
Duration	5.8 years	6.2 years

Top Five State Allocations at May 31, 2003 (40.0% of Investment Portfolio)

Texas	13.3%
Illinois	7.4%
New Jersey	6.9%
New York	6.3%
District of Columbia	6.1%

Portfolio composition, quality, interest rate sensitivity and top five state allocations are subject to change.

For more complete details about the fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2003 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments 150.4%
Alabama 5.0%
Alabama, Port Authority Revenue, Docks Department, AMT, 6.3%, 10/1/2021 (b)	8,250,000	9,424,800
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	5,500,000	5,769,665
Huntsville, AL, Water & Sewer Revenue, AMT, 5.75%, 10/1/2011 (b)	8,560,000	9,870,964
		25,065,429
Arizona 1.5%
Arizona, Hospital & Healthcare Revenue, Health Facilities Authority, Catholic Healthcare West, Series A, 6.625%, 7/1/2020	7,000,000	7,650,580
California 4.9%
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.375%, 5/1/2022	7,350,000	7,899,339
California, Special Assessment Revenue, Golden State TOB Securitization Corp., Series 2003-A-1, 6.75%, 6/1/2039	11,730,000	11,004,500
Sacramento County, Airport Revenue, AMT, Series A, 5.9%, 7/1/2024 (b)	5,000,000	5,600,750
		24,504,589
Colorado 8.4%
Adams County, Multi Family Housing Revenue, Oasis Park Apartments Project, Series A, 6.15%, 1/1/2026	6,000,000	6,237,060
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,110,820
Colorado, Hospital & Healthcare Revenue, Poudre Valley Health Facilities:
Series A, 5.5%, 12/1/2017 (b)	6,145,000	6,864,518
Series A, 6.0%, 12/1/2015 (b)	5,705,000	6,642,332
Series A, 6.0%, 12/1/2016 (b)	2,000,000	2,328,600
Colorado, Single Family Housing Revenue, AMT, Series B2, 7.25%, 10/1/2031	810,000	859,912
Colorado, Transportation/Tolls Revenue, Anticipation Note, 6.0%, 6/15/2011 (b)	10,000,000	12,205,700
Denver, CO, Airport Revenue, AMT, Series A, 6.0%, 11/15/2014 (b)	5,000,000	5,769,900
		42,018,842
District of Columbia 9.1%
District of Columbia, Senior Care Revenue, Series C, 1.35%, 8/15/2038 (b) (c)	100,000	100,000
District of Columbia, ETM, Series A, Prerefunded, 5.5%, 6/1/2014 (b)	640,000	745,984
District of Columbia, Core City GO:
Series A, 5.25%, 6/1/2027 (b)	12,500,000	13,161,000
Series B, 5.5%, 6/1/2011 (b)	25,000,000	29,353,250
District of Columbia, State GO, Series A, 5.5%, 6/1/2014 (b)	1,860,000	2,125,961
		45,486,195
Florida 6.3%
Dade County, FL, Airport Revenue, AMT, Series A, 5.75%, 10/1/2026 (b)	13,000,000	14,246,830
Dade County, FL, Special Assessment Revenue, Zero Coupon:
Series B, Prerefunded, 10/1/2022 (b)	7,735,000	2,925,377
Series B, Prerefunded, 10/1/2024 (b)	16,955,000	5,647,711
Hillsborough County, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	1,003,430
Miami-Dade County, Transportation/Tolls Revenue, Expressway Authority:
6.0%, 7/1/2013 (b)	1,665,000	1,992,805
6.0%, 7/1/2014 (b)	1,000,000	1,197,590
Orange County, Hospital & Healthcare Revenue, Health Facilities Authority, Orlando Regional Healthcare, 5.75%, 12/1/2032	1,000,000	1,057,340
Palm Beach County, School District (REV) Lease, Series A, Prerefunded, 5.75%, 8/1/2017 (b)	2,850,000	3,454,200
		31,525,283
Hawaii 8.3%
Hawaii, Airport Revenue, AMT, Series B, 6.5%, 7/1/2013 (b)	8,800,000	10,598,720
Hawaii, Electric Revenue, Department of Budget & Finance, AMT:
Series D, 6.15%, 1/1/2020 (b)	2,195,000	2,522,692
Series A, 6.2%, 5/1/2026 (b)	13,200,000	14,705,064
Hawaii, Port Authority Revenue, AMT:
Series A, 6.0%, 7/1/2011 (b)	2,950,000	3,457,607
Series A, 6.0%, 7/1/2012 (b)	3,135,000	3,683,312
Hawaii, State GO Lease, Series CU, 5.875%, 10/1/2016 (b)	3,220,000	3,916,454
Hawaii, State GO, Series CT, Prerefunded, 5.75%, 9/1/2014 (b)	2,310,000	2,784,405
		41,668,254
Idaho 0.2%
Idaho, Single Family Housing Revenue, AMT, Series C2, 6.9%, 7/1/2025	945,000	958,202
Illinois 11.1%
Chicago, IL, Airport Revenue, O'Hare International Airport, AMT, 5.5%, 1/1/2014 (b)	10,000,000	11,050,800
Chicago, IL, Core City GO:
Series A, Prerefunded, 6.0%, 1/1/2014 (b)	2,085,000	2,554,584
Series A, Prerefunded, 6.125%, 1/1/2015 (b)	2,000,000	2,466,520
Series A, 6.125%, 1/1/2016 (b)	2,000,000	2,391,200
Chicago, IL, Other GO, Neighborhoods Alive 21 Project:
Series A, Prerefunded, 6.0%, 1/1/2015 (b)	1,000,000	1,225,220
Series A, 6.0%, 1/1/2017 (b)	1,000,000	1,187,720
Chicago, IL, Skyway Toll Bridge Revenue, Prerefunded, 6.75%, 1/1/2014	2,775,000	2,923,407
Illinois, Higher Education Revenue, DePaul University, Educational Facilities Authority:
5.625%, 10/1/2013 (b)	2,695,000	3,171,503
5.625%, 10/1/2015 (b)	1,710,000	2,000,888
Illinois, Higher Education Revenue, MJH Educational Assistance Authority, Series D, 5.45%, 9/1/2014 (b)	8,000,000	8,959,360
Illinois, Hospital & Healthcare Revenue, Adventist Health System, 5.5%, 11/15/2020	2,500,000	2,595,500
Illinois, Hospital & Healthcare Revenue, Childrens Memorial Hospital, Series A, 5.625%, 8/15/2019 (b)	4,000,000	4,464,440
Illinois, Pollution Control Revenue, Commonwealth Edison Co. Project, Series D, 6.75%, 3/1/2015 (b)	4,220,000	4,676,899
Illinois, Sales & Special Tax Revenue, Metropolitan Pier & Exposition Authority, Series A: 5.5%, 6/15/2017 (b)	1,555,000	1,862,206
Prerefunded, ETM, 5.5%, 6/15/2017 (b)	1,955,000	2,360,369
Will County, Industrial Development Revenue, Mobil Oil Refining Corp. Project, AMT, 6.0%, 2/1/2027	2,000,000	2,127,320
		56,017,936
Indiana 5.7%
Indiana, Hospital & Healthcare Revenue, Charity Obligation Group, Series D, 5.25%, 11/15/2015	5,200,000	6,140,316
Indiana, Hospital & Healthcare Revenue, Health Facilities Authority, 5.5%, 11/1/2031	5,000,000	5,214,400
Indiana, Hospital & Healthcare Revenue, Riverview Hospital Project:
5.5%, 8/1/2019	1,300,000	1,321,177
5.5%, 8/1/2024	1,000,000	1,004,810
Indianapolis, IN, Electric Revenue, Series A, Prerefunded, 5.875%, 6/1/2024 (b)	14,000,000	14,952,280
		28,632,983
Kansas 0.6%
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	3,000,000	3,066,960
Kentucky 1.3%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc.:
Series A, 6.5%, 10/1/2020	2,000,000	2,138,260
Series A, 6.625%, 10/1/2028	4,000,000	4,246,480
		6,384,740
Louisiana 0.5%
Louisiana, Electric Revenue, 5.75%, 1/1/2013 (b)	2,000,000	2,417,180
Louisiana, Transportation/Tolls Revenue, Offshore Term Authority Deepwater Port, Series A, 1.3%, 9/1/2014 (c) (d)	300,000	300,000
		2,717,180
Maine 3.3%
Maine, Hospital & Healthcare Revenue:
Series B, Prerefunded, 7.0%, 7/1/2024 (b)	4,320,000	4,682,968
Series D, 5.7%, 7/1/2013 (b)	5,000,000	5,286,600
Maine, Transportation/Tolls Revenue, 5.0%, 7/1/2017 (b)	6,165,000	6,746,235
		16,715,803
Maryland 1.9%
Howard County, Multi Family Housing Revenue, Braeland Commons Project, Series B, 6.2%, 6/15/2023	2,500,000	2,466,075
Howard County, Multi Family Housing Revenue, Eden Commons Project, Series A, 6.2%, 6/15/2023	4,250,000	4,192,328
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,818,075
		9,476,478
Massachusetts 3.5%
Massachusetts, Airport Revenue, AMT, Series B, 5.5%, 7/1/2009 (b)	8,000,000	9,150,240
Massachusetts, Airport Revenue, US Airways, Inc. Project, AMT, Series A, 5.875%, 9/1/2023 (b)	5,000,000	5,255,450
Massachusetts, Port Authority Revenue, AMT, Series B, 5.5%, 7/1/2015 (b)	3,000,000	3,369,990
		17,775,680
Michigan 2.2%
Chippewa County, Hospital & Healthcare Revenue, Chippewa County War Memorial, Series B, 5.625%, 11/1/2014	1,500,000	1,476,015
Michigan, University of Michigan Hospitals, Series A, 4.25%, 12/1/2019 (c)	200,000	200,000
Michigan, Industrial Development Revenue:
5.5%, 6/1/2018 (b)	3,425,000	3,905,116
5.75%, 6/1/2016 (b)	4,640,000	5,405,507
		10,986,638
Minnesota 1.5%
Minneapolis and St. Paul, MN, Airport Revenue, AMT, Series B, 6.0%, 1/1/2012 (b)	4,395,000	5,047,350
Minneapolis and St. Paul, MN, Port Authority Revenue, AMT, Series B, 5.625%, 1/1/2015 (b)	2,500,000	2,805,525
		7,852,875
Missouri 2.0%
Missouri, Hospital & Healthcare Revenue, Lake of the Ozarks General Hospital:
Prerefunded, 6.5%, 2/15/2021	760,000	874,950
6.5%, 2/15/2021	365,000	383,206
St. Louis, MO, County GO, Industrial Development Authority Revenue, St. Louis Convention Center, Series A, 7.2%, 12/15/2028	4,000,000	4,099,520
St. Louis, MO, County GO Lease, Regional Convention & Sports Complex Authority, Series C, 7.9%, 8/15/2021	80,000	80,498
St. Louis, MO, Industrial Development Revenue, St. Louis Convention Center, AMT, Series A, 6.875%, 12/15/2020	1,500,000	1,512,030
St. Louis, MO, Regional Convention & Sports Complex Authority, Series C, Prerefunded, 7.9%, 8/15/2021	3,000,000	3,042,750
		9,992,954
Nevada 2.5%
Las Vegas, NV, Core City GO, Water & Sewer Revenue, 5.375%, 4/1/2014 (b)	2,705,000	3,107,774
Nevada, State GO, Capital Improvement and Cultural Affairs Project, Series A, 5.5%, 2/1/2014	2,575,000	2,947,371
Washoe County, School District GO, 5.75%, 6/1/2014 (b)	5,450,000	6,553,734
		12,608,879
New Hampshire 0.6%
Nashua, NH, Hospital & Healthcare Revenue, Nashua Memorial Hospital, 6.0%, 10/1/2023	3,000,000	3,062,160
New Jersey 10.4%
New Jersey, Hospital & Healthcare Revenue, General Hospital Center at Passaic, ETM, 6.75%, 7/1/2019 (b)	5,000,000	6,644,950
New Jersey, Industrial Development Revenue, American Water Co., Inc. Project, AMT, Series A, 6.875%, 11/1/2034 (b)	10,775,000	11,711,024
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,400,000	1,409,380
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	4,600,000	4,171,602
New Jersey, State Agency GO Lease, Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2017	10,000,000	12,029,100
New Jersey, Transportation/Tolls Revenue, Economic Development Authority, Series A, 5.75%, 5/1/2013 (b)	6,000,000	6,937,920
New Jersey, Transportation/Tolls Revenue, Garden State Parkway Project, 5.6%, 1/1/2017 (b)	8,000,000	9,239,520
		52,143,496
New Mexico 0.1%
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, AMT, Series B, 8.3%, 3/1/2020	530,000	552,467
New York 9.6%
Nassau County, Hospital & Healthcare Revenue, 6.0%, 8/1/2015 (b)	3,390,000	4,020,438
New York, Sales & Special Tax Revenue, Transitional Finance Authority, Series B: 6.125%, 11/15/2014	355,000	423,994
6.125%, 11/15/2015	3,000,000	3,699,570
New York, NY, State GO:
Series D, 7.5%, 8/1/2003	155,000	156,587
Series D, 7.5%, 8/1/2004	160,000	161,597
New York, State Agency GO Lease, Higher Education Revenue, Dormitory Authority, Bronx-Lebanon Hospital Center, Series E, 5.2%, 2/15/2016	1,770,000	1,905,122
New York, State Agency GO Lease, Higher Education Revenue, Dormitory Authority, City University, Series A, 5.625%, 7/1/2016	1,500,000	1,798,200
New York, State Agency GO Lease, Higher Education Revenue, Dormitory Authority, Jamaica Hospital, Series F, 5.2%, 2/15/2016	1,000,000	1,076,340
New York, Transportation/Tolls Revenue:
5.625%, 4/1/2013 (b)	5,000,000	5,950,600
5.75%, 4/1/2014 (b)	2,000,000	2,393,820
New York, NY, Transitional Finance Authority, Series B, Prerefunded, 6.125%, 11/15/2014	1,645,000	2,028,597
New York, NY, Core City GO:
Series F, 5.25%, 8/1/2015	5,000,000	5,382,350
Series F, 5.25%, 8/1/2015 (b)	10,380,000	11,598,404
Niagara Falls, NY, Airport Revenue, Greater Buffalo International Airport, AMT, Series A, 6.25%, 4/1/2024 (b)	5,750,000	6,056,073
Niagara Falls, NY, School District GO, 5.6%, 6/15/2014 (b)	1,180,000	1,371,809
		48,023,501
North Carolina 1.7%
Charlotte, NC, Airport Revenue, AMT:
Series B, 5.75%, 7/1/2013 (b)	2,480,000	2,821,025
Series B, 5.875%, 7/1/2014 (b)	1,140,000	1,286,752
North Carolina, Electric Revenue, Municipal Power Agency:
Series B, 6.375%, 1/1/2013	3,000,000	3,482,040
Series C, 5.375%, 1/1/2017	1,000,000	1,053,150
		8,642,967
North Dakota 0.7%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,400,000	3,787,260
Ohio 2.3%
Cuyahoga County, Hospital Revenue, Meridia Health Systems, Prerefunded, 6.25%, 8/15/2024	2,350,000	2,655,312
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025	6,000,000	4,989,780
Ohio, Higher Education Revenue, University of Findlay Project:
6.125%, 9/1/2016	2,000,000	2,038,660
6.15%, 9/1/2011	1,635,000	1,690,083
		11,373,835
Oregon 3.4%
Oregon, Other REV Lease, Department of Administrative Services:
Series A, 5.5%, 5/1/2010 (b)	2,245,000	2,561,433
Series A, 5.6%, 5/1/2011 (b)	2,120,000	2,396,702
Oregon, State GO Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2017 (b)	1,000,000	1,237,760
Oregon, State (REV) Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2018 (b)	1,000,000	1,237,760
Portland, OR, Special Assessment Revenue, Downtown Waterfront:
Series A, 5.625%, 6/15/2015 (b)	3,100,000	3,618,816
Series A, 5.75%, 6/15/2018 (b)	2,225,000	2,604,229
Series A, 5.75%, 6/15/2019 (b)	2,820,000	3,287,048
		16,943,748
Pennsylvania 0.8%
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	2,570,000	2,749,026
Philadelphia, PA, Hospital & Healthcare Revenue, 1.28%, 7/1/2022 (c) (d)	1,100,000	1,100,000
		3,849,026
Rhode Island 0.7%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	4,000,000	3,507,880
South Carolina 2.2%
Greenwood County, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,544,835
South Carolina, Hospital & Healthcare Revenue, 5.625%, 11/15/2030	7,000,000	7,339,780
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance, Series A, 7.375%, 12/15/2021	2,000,000	2,249,900
		11,134,515
Tennessee 2.6%
Memphis-Shelby County, Airport Revenue, AMT, Series D, 6.25%, 3/1/2017 (b)	4,690,000	5,400,207
Shelby County, Hospital & Healthcare Revenue, Health Education & Housing Facilities Board, 6.5%, 9/1/2026	7,000,000	7,701,470
		13,101,677
Texas 20.0%
Austin, TX, Sales & Special Tax Revenue, Hotel Occupancy Tax:
6.0%, 11/15/2013 (b)	3,190,000	3,768,570
6.0%, 11/15/2015 (b)	3,480,000	4,106,678
6.0%, 11/15/2016 (b)	3,625,000	4,266,118
Brazos, TX, Pollution Control Revenue, Brazos River Authority, Texas Utilities Electric Co. Project, AMT, Series C, 5.75%, 5/1/2036	5,000,000	5,113,500
Dallas Fort-Worth, TX, Airport Revenue, International Airport, AMT, Series A, 5.875%, 11/1/2016 (b)	6,500,000	7,430,085
Dallas, TX, Transportation/Tolls Revenue, Turnpike Authority, 5.5%, 1/1/2015 (b)	14,605,000	16,602,234
EL Paso, TX, State GO:
5.875%, 8/15/2012 (b)	1,000,000	1,139,130
5.875%, 8/15/2013 (b)	1,570,000	1,788,434
5.875%, 8/15/2014 (b)	1,665,000	1,895,220
Harris County, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare, Series A, 6.375%, 6/1/2029	5,500,000	6,051,815
Houston, TX, Airport Revenue, People Mover Project, AMT, Series A, 5.5%, 7/15/2017 (b)	3,300,000	3,609,705
Houston, TX, Port Authority Revenue, Airport Revenue, AMT, Series A, 5.875%, 7/1/2014 (b)	3,960,000	4,491,115
Lower Neches Valley, TX, Industrial Development Revenue, Mobil Oil Refining Corp. Project, AMT, 6.4%, 3/1/2030	17,000,000	17,888,420
Red River, TX, School District REV Lease, St. Marks School Project, 6.0%, 8/15/2019	5,390,000	6,106,115
Richardson, TX, Hospital & Healthcare Revenue, Hospital Authority, 5.625%, 12/1/2028	5,000,000	5,144,700
Tarrant County, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	4,500,000	4,943,745
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	2,000,000	2,048,000
	4,015,000	4,062,216
		100,455,800
Utah 0.1%
Utah, Single Family Housing Revenue, Housing Finance Agency, AMT, Series B2, 6.65%, 7/1/2026	155,000	155,652
Virginia 2.8%
Metropolitan Washington D.C., Airport Revenue, AMT, Series A, 5.75%, 10/1/2020 (b)	13,100,000	13,927,003
Washington 6.5%
Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2013 (b)	7,355,000	8,895,652
Seattle, WA, Special Assessment Revenue, AMT:
Series B, 5.5%, 9/1/2011 (b)	1,085,000	1,227,081
Series B, 5.75%, 9/1/2013 (b)	1,045,000	1,180,871
Skagit County, School District GO, School District No. 1, Burlington Edison, 5.625%, 12/1/2014 (b)	1,570,000	1,855,159
Snohomish County, Electric Revenue, Public Utility District No. 1, 5.375%, 12/1/2024 (b)	3,000,000	3,275,880
Washington, Electric Revenue, Energy Northwest Columbia Generating, Series B, 6.0%, 7/1/2018 (b)	3,000,000	3,549,840
Washington, Electric Revenue, Nuclear Project No. 1:
Series B, 5.6%, 7/1/2015 (b)	1,995,000	2,042,700
Series B, Prerefunded, 5.6%, 7/1/2015 (b)	5,000	5,120
Washington, Electric Revenue, Nuclear Project No. 3, Series B, 5.6%, 7/1/2015 (b)	1,000,000	1,023,910
Washington, Hospital & Healthcare Revenue, Group Health Coop of Puget Sound, 5.375%, 12/1/2017 (b)	1,500,000	1,667,880
Washington, State GO:
Series A, 5.5%, 7/1/2013	2,000,000	2,288,160
Series A, 5.5%, 7/1/2016	4,835,000	5,511,368
		32,523,621
West Virginia 4.0%
West Virginia, Hospital Finance Authority, Charleston Medical Center:
Prerefunded, 6.75%, 9/1/2022	9,645,000	12,306,923
Prerefunded, 6.75%, 9/1/2030	1,605,000	2,047,964
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center:
Series A, 6.75%, 9/1/2022	2,355,000	2,663,081
6.75%, 9/1/2030	395,000	443,308
West Virginia, Hospital & Healthcare Revenue, Oak Hill Hospital, Series B, 6.75%, 9/1/2030	2,000,000	2,551,980
		20,013,256
Wisconsin 2.1%
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	6,000,000	6,054,480
Wisconsin, Special Assessment Revenue, 6.125%, 6/1/2027	5,000,000	4,794,150
		10,848,630
Total Municipal Investments		755,152,974

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $669,751,402) (a)	150.4	755,152,974
Other Assets and Liabilities, Net	2.4	11,857,461
Preferred Stock, at Redemption Value	(52.8)	(265,000,000)
Net Assets Applicable to Common Shareholders	100.0	502,010,435

(a) The cost for federal income tax purposes was $669,137,026. At May 31, 2003, net unrealized appreciation for all securities based on tax cost was $86,015,948. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $87,884,190 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,868,242.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2003.
(d) Security incorporates a letter of credit or line of credit from a major bank.
AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $669,751,402)	$ 755,152,974
Cash	101,242
Interest receivable	12,671,650
Other assets	6,234
Total assets	767,932,100
Liabilities
Dividends payable	150,136
Accrued management fee	341,741
Other accrued expenses and payables	429,788
Total liabilities	921,665
Remarketed preferred shares, at redemption value	265,000,000
Net assets, at value	$ 502,010,435
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	3,751,493
Net unrealized appreciation (depreciation) on investments	85,401,572
Accumulated net realized gain (loss)	(18,554,221)
Paid-in capital	431,411,591
Net assets applicable to common shareholders	$ 502,010,435
Net Asset Value
Net Asset Value per common share ($502,010,435 / 38,832,628 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.93

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2003 (Unaudited)
Investment Income
Income: Interest	$ 20,526,272
Expenses: Management fee	2,056,101
Services to shareholders	27,220
Custodian fees	11,586
Auditing	42,918
Legal	9,023
Trustees' fees and expenses	13,338
Reports to shareholders	49,437
Auction agent fee	258,858
Other	111,249
Total expenses, before expense reductions	2,579,730
Expense reductions	(740)
Total expenses, after expense reductions	2,578,990
Net investment income	17,947,282
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,978,473)
Net unrealized appreciation (depreciation) during the period on investments	31,879,487
Net gain (loss) on investment transactions	27,901,014
Dividends on remarketed preferred shares	(1,529,534)
Net increase (decrease) in net assets resulting from operations	$ 44,318,762

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2003 (Unaudited)	Years Ended November 30, 2002
Operations: Net investment income	$ 17,947,282	$ 35,158,937
Net realized gain (loss) on investment transactions	(3,978,473)	2,304,696
Net unrealized appreciation (depreciation) on investment transactions during the period	31,879,487	6,496,800
Dividends on remarketed preferred shares	(1,529,534)	(3,894,332)
Net increase (decrease) in net assets resulting from operations	44,318,762	40,066,101
Distributions to common shareholders from: Net investment income	(15,197,961)	(28,111,448)
From net realized gains	(194,163)	-
Increase (decrease) in net assets	28,926,638	11,954,653
Net assets at beginning of period	473,083,797	461,129,144
Net assets at end of period (including undistributed net investment income of $3,751,493 and $2,531,706, respectively)	$ 502,010,435	$ 473,083,797
Other Information
Shares outstanding at beginning of period	38,832,628	38,832,628
Shares outstanding at end of period	38,832,628	38,832,628

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2003[a]	2002[e]	2001[f]	2000[f]	1999[f]	1998[f]
Selected Per Share Data
Net asset value, beginning of period	$ 12.18	$ 11.87	$ 11.30	$ 11.03	$ 12.41	$ 12.33
Income (loss) from investment operations: Net investment income	.46[b]	.91[b]	.91[b]	.93[b]	.92[b]	.99
Net realized and unrealized gain (loss) on investment transactions	.73	.22	.59	.42	(1.28)	.16
Dividends on remarketed preferred shares (common share equivalent): From net investment income	(.04)	(.10)	(.21)	(.28)	(.18)	(.20)
Total from investment operations	1.15	1.03	1.29	1.07	(.54)	.95
Less distributions from: Net investment income to common shareholders	(.39)	(.72)	(.72)	(.80)	(.83)	(.87)
Capital gains	(.01)	-	-	-	-	-
Dilution resulting from remarketed preferred shares[c]	-	-	-	-	(.01)	-
Net asset value, end of period	$ 12.93	$ 12.18	$ 11.87	$ 11.30	$ 11.03	$ 12.41
Market value, end of period	$ 12.36	$ 11.06	$ 11.37	$ 10.25	$ 10.31	$ 14.63
Total Return
Based on net asset value (%)[d]	9.81**	9.36	11.93	10.40	(4.69)	7.96
Based on market value (%)[d]	15.60**	3.76	18.10	7.11	(24.40)	10.60

Years Ended November 30, (continued)	2003[a]	2002[e]	2001[f]	2000[f]	1999[f]	1998[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	502	473	461	439	428	478
Ratio of expenses (%) (based on net assets of common shares)	1.08*	1.07	1.09	1.24	1.13	1.02
Ratio of expenses (%) (based on net assets of common and remarketed preferred shares)	.69*	.69	.69	.77	.77	.70
Ratio of net investment income (%) (based on net assets of common shares)	7.48*	7.51	7.72	8.48	7.76	8.04
Ratio of net investment income (%) (based on net assets of common and remarketed preferred shares)	4.83*	4.80	4.90	5.23	5.27	5.54
Portfolio turnover rate (%)	7	7	10	38	38	17
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	265	265	265	265	265	215
Asset coverage per share ($)***	14,472	13,900	13,700	13,300	13,100	16,100
Liquidation and market value per share ($)	5,000	5,000	5,000	5,000	5,000	5,000
[a] For the six months ended May 31, 2003 (Unaudited).
[b] Based on average common shares outstanding during the period.
[c] On November 24, 1999, the Fund issued 10,000 remarketed preferred shares.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[e] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income by an amount less than $.005 and decrease net realized and unrealized gain (loss) per share by an amount less than $.005. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[f] In 2001 the Fund changed its method of classifying remarketed preferred shares.
* Annualized
** Not Annualized
*** Asset coverage per share equals the total net assets of both common and remarketed preferred shares of the Fund divided by the total number of remarketed preferred shares outstanding at the end of the period.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $14,165,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2003 ($5,067,000), November 30, 2007 ($5,496,000) and November 30, 2008 ($3,602,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 191,741
Undistributed tax-exempt income*	$ 2,530,238
Undistributed long-term capital gains	$ -
Capital loss carryforwards	$ (14,165,000)
Net unrealized appreciation (depreciation) on investments	$ 53,703,302

In addition, during the year ended November 30, 2002 the character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income*	$ 32,005,780

* For tax purposes, short-term capital gains distributions are considered ordinary taxable income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Remarketed Preferred Shares. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C, 10,700 Series D and 10,000 Series E remarketed preferred shares, each at a liquidation value of $5,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set by the remarketing agent, and the dividends are generally paid every 28 days. The auction agent will pay each broker-dealer a service charge from funds provided by the Fund (auction agent fee). The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended May 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $25,795,925 and $27,464,261, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the Fund's average weekly net assets, of both common and remarketed preferred shares computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. For the six months ended May 31, 2003, the amount charged to the Fund by SISC aggregated $17,231, of which $40,869 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2003, the Fund's custodian fees were reduced by $740 under this arrangement.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. During the period the Fund had no borrowings on the line of credit.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Municipal Income Trust (the "fund") was held on May 29, 2003, at the office of Deutsche Investment Management Americas Inc., Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect eleven Trustees to the Board of Trustees of the fund, with nine Trustees to be elected by the holders of the Preferred and Common Shares voting together and two Trustees to be elected by the holders of the Preferred Shares only.

	Number of Votes:
	For	Withheld
John W. Ballantine	27,757,611	231,822
Lewis A. Burnham	27,757,611	231,822
Donald L. Dunaway	27,757,611	231,822
James R. Edgar	27,757,611	231,822
Paul K. Freeman	27,757,611	231,822
Richard T. hale	47,369	0
Robert B. Hoffman	27,757,611	231,822
Shirley D. Peterson	27,757,611	231,822
Fred B. Renwick	27,757,611	231,822
William P. Sommers	27,757,611	231,822
John G. Weithers	47,369	0

2. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund for the current fiscal year.

Affirmative	Against	Abstain
27,760,546	106,074	122,813

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Site	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KTF
CUSIP Number	81118R604

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended May 31, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Municipal Income Trust

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Municipal Income Trust

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 25, 2003